Exhibit 99.1

0 www.murphyoilcorp.com NYSE: MUR 0 INVESTOR UPDATE MARCH 2024

1 www.murphyoilcorp.com NYSE: MUR 1 Cautionary Statement Cautionary Note to US Investors – The United States Securities and Exchange Commission (SEC) requires oil and natural gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions . We may use certain terms in this presentation, such as “resource”, “gross resource”, “recoverable resource”, “net risked PMEAN resource”, “recoverable oil”, “resource base”, “EUR” or “estimated ultimate recovery” and similar terms that the SEC’s rules prohibit us from including in filings with the SEC . The SEC permits the optional disclosure of probable and possible reserves in our filings with the SEC . Investors are urged to consider closely the disclosures and risk factors in our most recent Annual Report on Form 10 - K filed with the SEC and any subsequent Quarterly Report on Form 10 - Q or Current Report on Form 8 - K that we file, available from the SEC’s website . This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . Forward - looking statements are generally identified through the inclusion of words such as “aim”, “anticipate”, “believe”, “drive”, “estimate”, “expect”, “expressed confidence”, “forecast”, “future”, “goal”, “guidance”, “intend”, “may”, “objective”, “outlook”, “plan”, “position”, “potential”, “project”, “seek”, “should”, “strategy”, “target”, “will” or variations of such words and other similar expressions . These statements, which express management’s current views concerning future events, results and plans, are subject to inherent risks, uncertainties and assumptions (many of which are beyond our control) and are not guarantees of performance . In particular, statements, express or implied, concerning the company’s future operating results or activities and returns or the company's ability and decisions to replace or increase reserves, increase production, generate returns and rates of return, replace or increase drilling locations, reduce or otherwise control operating costs and expenditures, generate cash flows, pay down or refinance indebtedness, achieve, reach or otherwise meet initiatives, plans, goals, ambitions or targets with respect to emissions, safety matters or other ESG (environmental/social/governance) matters, make capital expenditures or pay and/or increase dividends or make share repurchases and other capital allocation decisions are forward - looking statements . Factors that could cause one or more of these future events, results or plans not to occur as implied by any forward - looking statement, which consequently could cause actual results or activities to differ materially from the expectations expressed or implied by such forward - looking statements, include, but are not limited to : macro conditions in the oil and gas industry, including supply/demand levels, actions taken by major oil exporters and the resulting impacts on commodity prices ; geopolitical concerns ; increased volatility or deterioration in the success rate of our exploration programs or in our ability to maintain production rates and replace reserves ; reduced customer demand for our products due to environmental, regulatory, technological or other reasons ; adverse foreign exchange movements ; political and regulatory instability in the markets where we do business ; the impact on our operations or market of health pandemics such as COVID - 19 and related government responses ; other natural hazards impacting our operations or markets ; any other deterioration in our business, markets or prospects ; any failure to obtain necessary regulatory approvals ; any inability to service or refinance our outstanding debt or to access debt markets at acceptable prices ; or adverse developments in the U . S . or global capital markets, credit markets, banking system or economies in general, including inflation . For further discussion of factors that could cause one or more of these future events or results not to occur as implied by any forward - looking statement, see “Risk Factors” in our most recent Annual Report on Form 10 - K filed with the U . S . Securities and Exchange Commission (“SEC”) and any subsequent Quarterly Report on Form 10 - Q or Current Report on Form 8 - K that we file, available from the SEC’s website and from Murphy Oil Corporation’s website at http : //ir . murphyoilcorp . com . Investors and others should note that we may announce material information using SEC filings, press releases, public conference calls, webcasts and the investors page of our website . We may use these channels to distribute material information about the company ; therefore, we encourage investors, the media, business partners and others interested in the company to review the information we post on our website . The information on our website is not part of, and is not incorporated into, this presentation . Murphy Oil Corporation undertakes no duty to publicly update or revise any forward - looking statements . Non - GAAP Financial Measures – This presentation refers to certain forward - looking non - GAAP measures . Definitions of these measures are included in the appendix .

2 www.murphyoilcorp.com NYSE: MUR 2 Agenda 01 04 Murphy at a Glance Murphy Exploration 02 05 Murphy Priorities Looking Ahead 03 06 Murphy 2024 Plan Appendix

3 www.murphyoilcorp.com NYSE: MUR 3 Murphy at a Glance Onshore United States • Eagle Ford Shale on private lands in Texas with ~1,200 future locations on ~120,000 net acres • Produced 33 MBOEPD in FY 2023, comprised of 73% oil and 87% liquids Onshore Canada • Tupper Montney ~1,000 future locations on ~120,000 net acres, produced 359 MMCFD in FY 2023 • Kaybob Duvernay ~500 future locations on ~110,000 net acres, produced 5 MBOEPD in FY 2023 Offshore Deepwater Gulf of Mexico • Fifth largest producer in the Gulf of Mexico, produced 84 MBOEPD 1 in FY 2023 Exploration • Exploration portfolio comprised of blocks in Gulf of Mexico, Brazil, Côte d’Ivoire and Vietnam Murphy is an independent exploration and production company, producing in three areas with an advantaged portfolio and exploration upside US Onshore Offshore Canada Onshore 22% 24% 54% 2023 Proved Reserves 1 724 MMBOE 1 Excluding noncontrolling interest. Proved reserves are based on year - end 2023 third - party audited volumes using SEC pricing Note: Future locations and net acres as of December 31, 2023 18% 47% 35% 186 MBOEPD FY 2023 Production 1

4 www.murphyoilcorp.com NYSE: MUR Who Is Murphy? Sustainable, multi - basin oil and natural gas assets that are safely operated with low carbon emissions intensity across North America High - potential exploration portfolio with industry - leading offshore capabilities Strong generator of free cash flow with capital allocation flexibility Financial discipline has led to more than 60 - year track record of returning capital to shareholders Supported by multi - decade founding family, with meaningful board and management ownership

5 www.murphyoilcorp.com NYSE: MUR 5 MURPHY PRIORITIES

6 www.murphyoilcorp.com NYSE: MUR 6 What’s New in 1Q 2024 Tupper Montney Update • Progressing drilling program • 13 wells to come online in 2Q 2024 as planned Kaybob Duvernay Update • Progressing drilling program • 3 wells to come online in 2Q 2024 as planned Eagle Ford Shale Update • Progressing drilling program • 7 operated wells to come online in 2Q 2024 as planned Gulf of Mexico Update • Currently drilling non - op Lucius #11 well • Operated Marmalard #1 and #2 zone changes completed • Operated Neidermeyer #1 well workover in process Non - Op Terra Nova Update • Wells continuing to ramp up through 1Q 2024 as expected Maintaining Guidance Ranges • 1Q 2024 production 163 – 171 MBOEPD, 53% oil • FY 2024 production 180 – 188 MBOEPD, 52% oil • FY 2024 CAPEX $920 MM – $1.02 BN

Advancing Strategic Priorities

DELEVER

- Achieved FY 2023 debt reduction goal of ~$500 MM through senior notes redemption and partial tender
- Advanced Murphy 2.0 of capital allocation framework[1] with $1.7 BN of total debt reduction since year-end 2020

EXECUTE

- Produced 186 MBOEPD with 98 MBOPD, or 52 percent, oil volumes in FY 2023
- Initiated procurement for Lac Da Vang field development project in Vietnam with first oil forecast in 2026
- Acquired 8 percent working interest in the non-operated Zephyrus discovery in the Gulf of Mexico for $13 MM after closing adjustments in 4Q 2023
- Achieved 139 percent total reserve replacement with 724 MMBOE preliminary proved reserves and ~11-year reserve life

EXPLORE

- Named apparent high bidder on 8 exploration blocks in Gulf of Mexico Federal Lease Sale 261 in 4Q 2023
- Preparing for 2024 exploration program in Gulf of Mexico and Vietnam
- Advancing seismic reprocessing projects for Gulf of Mexico and Côte d'Ivoire

RETURN

Progressed Murphy 2.0 of Capital Allocation Framework[1]

- Repurchased $150 MM, or 3.4 MM shares, at an average price of $43.96 / share in FY 2023
- $450 MM remaining under share repurchase authorization as of Dec 31, 2023
- Announced 9% dividend increase of quarterly cash dividend to $1.20 / share annualized in 1Q 2024

Murphy 2.0 is when long-term debt equals $1.0 BN – $1.8 BN. During this time, ~75% of adjusted free cash flow is allocated to debt reduction and the remaining ~25% is distributed through share buybacks and potential dividend increases. Adjusted FCF is defined as cash flow from operations before working capital change, less capital expenditures, distributions to NCI and projected payments, quarterly dividend and accretive acquisitions

MURPHY OIL CORPORATION
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8 www.murphyoilcorp.com NYSE: MUR 8 Long History of Benefitting Shareholders $3.6 Billion Returned to Shareholders Since 2012 > $1.7 Billion in Share Repurchases Since 2012 > $7.0 Billion Returned to Shareholders Since 1961 > Peer Cumulative Shareholder Returns vs Market Cap < $10 BN Since January 1, 2013 Source: Company documents and Bloomberg as of February 21, 2024 Peers include APA, AR, CHRD, CIVI, CNX, CPE, CRGY, CRK, GPOR, HPK, KOS, MGY, MTDR, MUR, RRC, SM, SWN, TALO, VTLE, WTI Financial restructuring occurred during time period • Paying dividends for more than 60 years • Maintaining balance sheet integrity with no equity issuances $0 $1,000 $2,000 $3,000 $4,000 $0 $2,000 $4,000 $6,000 $8,000 Cumulative Shareholder Returns ($MM) Market Cap ($MM) Average: $708 MM MUR

9 www.murphyoilcorp.com NYSE: MUR 9 Financial Results Strengthening Balance Sheet Solid Foundation to Withstand Commodity Price Cycles • $1.1 BN of liquidity on Dec 31, 2023 • Includes $800 MM senior unsecured credit facility due Nov 2027 with no borrowings as of Dec 31, 2023 • Reduced annual long - term debt interest expense $84 MM since year - end 2020 De - Risking Balance Sheet While Enhancing Dividend • Increased quarterly dividend 9% in 1Q 2024 to $1.20 / share annualized, restoring to 2016 level • ~64% decrease in net debt since YE 2016 Long - Term Debt Profile 1 • Total senior notes outstanding: $1.3 BN • Weighted avg fixed coupon: 6.2% • Weighted avg maturity: 8.1 years • Next maturity Dec 2027 Total Debt Outstanding 1 $MM $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 YE 2020 YE 2021 YE 2022 YE 2023 YE 2024E 1 As of December 31, 2023 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 YE 2014 YE 2015 YE 2016 YE 2017 YE 2018 YE 2019 YE 2020 YE 2021 YE 2022 YE 2023 YE 2024E Net Debt Dividend Per Share Historical Dividend Per Share and Net Debt $MM

Capital Allocation Priorities

Reducing Long-Term Debt, Increasing Shareholder Returns Beyond Quarterly Dividend With Framework[1]

Murphy 1.0 –
Long-Term Debt
> $1.8 BN

Allocate adjusted FCF to long-term debt reduction

Continue supporting the quarterly dividend

Murphy 2.0 –
Long-Term Debt
of $1.0 BN – $1.8 BN

~75% of adjusted FCF allocated to debt reduction

~25% distributed through share buybacks and potential dividend increases

Murphy 3.0 –
Long-Term Debt
≤ $1.0 BN

Up to 50% of adjusted FCF allocated to the balance sheet

Minimum of 50% of adjusted FCF allocated to share buybacks and potential dividend increases

Adjusted Free Cash Flow Formula

Cash Flow From Operations Before WC Change

(-) Capital expenditures

= Free Cash Flow

(-) Distributions to NCI and projected payments[3]

(-) Quarterly dividend

(-) Accretive acquisitions

= Adjusted Free Cash Flow (Adjusted FCF)

$450 MM Remaining Share Repurchase Program[2] Authorized by Board as of Dec 31, 2023

[1] The timing and magnitude of debt reductions and share repurchases will largely depend on oil and natural gas prices, development costs and operating expenses, as well as any high-return investment opportunities. Because of the uncertainties around these matters, it is not possible to forecast how and when the company's targets might be achieved

[2] The share repurchase program allows the company to repurchase shares through a variety of methods, including but not limited to open market purchases, privately negotiated transactions and other means in accordance with federal securities laws, such as through Rule 10b5-1 trading plans and under Rule 10b-18 of the Exchange Act. This repurchase program has no time limit and may be suspended or discontinued completely at any time without prior notice as determined by the company at its discretion and dependent upon a variety of factors

[3] Other projected payments such as withholding tax on incentive compensation

MURPHY OIL CORPORATION
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11 www.murphyoilcorp.com NYSE: MUR 11 Sustainability Highlights Taking Action to Benefit All Stakeholders CONTINUED ENVIRONMENTAL STEWARDSHIP STRONG GOVERNANCE OVERSIGHT POSITIVELY IMPACTING OUR PEOPLE AND COMMUNITIES ADVANCING OUR CLIMATE GOALS 15 - 20% REDUCTION IN GHG EMISSIONS INTENSITY by 2030 compared to 2019 HIGHEST WATER RECYCLING RATIO in company history ZERO ROUTINE FLARING by 2030 ZERO IOGP SPILLS in 2021 and 2022 LOWEST EMISSIONS INTENSITIES since 2013 BEST PLACE FOR WORKING PARENTS by the Greater Houston Partnership in 2022 – 2024 MOST RESPONSIBLE COMPANIES by Newsweek in 2024 CONSISTENTLY OUTPERFORMING US Bureau of Labor Statistics for industry TRIR and LTIR third consecutive year of THIRD - PARTY ASSURANCE of GHG Scope 1 and 2 data GHG INTENSITY GOAL IN ANNUAL INCENTIVE PLAN added in 2021 Well - defined BOARD AND MANAGERIAL OVERSIGHT and management of ESG matters 20% ESG METRIC WEIGHTING IN ANNUAL INCENTIVE PLAN Emissions, TRIR and IOGP spill rate students received El Dorado Promise scholarships since 2007 3,200 more than

12 www.murphyoilcorp.com NYSE: MUR 12 MURPHY 2024 PLAN

13 www.murphyoilcorp.com NYSE: MUR 13 2024 Capital Plan Prioritizing Capital To Maximize Production and Adjusted Free Cash Flow 1 Further Delevering, Enhancing Shareholder Returns • FY 2024 guidance $920 MM – $1.02 BN CAPEX • ~60% of spend is in 1H 2024 • ~85% of capital is for development • 80% of development capital is operated Targeting Murphy 3.0 in 2024 • $300 MM debt reduction goal in 2024 2 • Share repurchases and potential dividend increases to equal 25% of adjusted FCF 1 until goal reached • Increased dividend in 1Q 2024 to $1.20 / share annualized 38% 33% 13% 12% 3% $285 $265 $270 $150 $- $200 $400 $600 $800 $1,000 $1,200 1Q 2024E 2Q 2024E 3Q 2024E 4Q 2024E FY 2024E $970 2024E Accrued CAPEX by Quarter $ MM Accrual CAPEX, based on midpoint of guidance range and excluding noncontrolling interest 1 Adjusted FCF is defined as cash flow from operations before working capital change, less capital expenditures, distributions to NCI and projected payments, quarterly dividend and accretive acquisitions 2 Assumes $75 WTI oil price in FY 2024 FY 2024E CAPEX By Area $970 MM Offshore US Onshore Canada Onshore Exploration Corporate Forecast CAPEX

14 www.murphyoilcorp.com NYSE: MUR 14 2024 Production Plan 1Q 2024 Production Guidance 163 – 171 MBOEPD • 89 MBOPD or 53% oil, 59% liquids volumes • Includes planned downtime of: • 13 MBOEPD of total Gulf of Mexico downtime, comprised of: • 6 MBOEPD for workovers; will return to production 1H 2024 • 5 MBOEPD for planned facility and downstream maintenance • 2 MBOEPD for subsea equipment repair in Mormont field • 2 MBOEPD of onshore downtime • No onshore wells brought online since 3Q 2023 FY 2024 Production Guidance 180 – 188 MBOEPD • 96 MBOPD or 52% oil, 58% liquids volumes FY 2024E Production By Area 48% 36% 16% FY 2024E Production By Product 184 MBOEPD Offshore Canada Onshore US Onshore 52% 6% 42% Oil NGL Natural Gas 58% Liquids

15 www.murphyoilcorp.com NYSE: MUR 15 2024 North America Onshore Plan Balancing Investments for Free Cash Flow Generation Note: Non - op well cadence subject to change per operator plans Eagle Ford Shale non - operated wells adjusted for 41% average working interest FY 2024E Wells Online 0 5 10 15 20 25 1Q 2024E 2Q 2024E 3Q 2024E 4Q 2024E Eagle Ford Shale Kaybob Duvernay Tupper Montney Eagle Ford Shale (Non-Op) 2024 Onshore Capital Budget $450 MM ~96 MBOEPD Forecast for FY 2024 • 25% oil volumes, 30% liquids volumes Eagle Ford Shale • 19 operated wells online • 18 gross non - operated wells online • 11 operated wells drilled for early 2025 completion Tupper Montney • 13 operated wells online • Assumes C$2.46 / MMBTU AECO Kaybob Duvernay • 3 operated wells online • Drilling 4 - well operated pad in 4Q 2024 for early 2025 completion

Eagle Ford Shale

Enhancing Portfolio and Production Through Strong Execution, Improved Completions

$320 MM 2024 Capital Budget, ~30 MBOEPD

- 71% oil volumes, 86% liquids volumes
- 19 operated wells online – 15 Catarina wells, 4 Karnes wells
- 18 gross non-operated Tilden wells online
- 11 operated Karnes wells drilled for early 2025 completion

Strong Performance Across Locations

- Optimized completions design continues to outperform expectations
- Utilizing new, high-tech drilling rig with industry-leading capabilities
  - Adaptive auto-drilling and process automation
  - Low carbon solution with dual fuel and 100% natural gas capability

Eagle Ford Shale Acreage



KARNES
TILDEN
CATARINA
Murphy Acreage
Active Rig

Acreage as of January 23, 2024

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17 www.murphyoilcorp.com NYSE: MUR 17 Tupper Montney New Completions Design Drives Strong Well Performance $90 MM 2024 Capital Budget, ~370 MMCFD • 100% dry gas • 13 operated wells online in 2Q 2024 • Assumes C$2.46 / MMBTU AECO New Completions Design Enhancing Well Performance • Producing 2 of top 10, and 4 of top 15, natural gas wells in Canada 1 • Achieving some of highest IP30 rates in company history • Optimizing fracs in real - time Tupper Montney Acreage Facility Acreage as of January 23, 2024 1 BOE Report dated August 31, 2023 5 0 Miles BC Alberta Murphy Acreage Active Rig

18 www.murphyoilcorp.com NYSE: MUR 18 Kaybob Duvernay Future Oil - Weighted Optionality Preserved $40 MM 2024 Capital Budget, ~4 MBOEPD • 55% oil volumes, 67% liquids volumes • 3 operated wells online in 2Q 2024 • Drilling 4 - well operated pad in 4Q 2024 for early 2025 completion Robust Remaining Well Inventory • 488 future locations on ~110,000 net acres • Maintaining base production through optimization initiatives • Minimal infrastructure required to increase production Kaybob Duvernay Acreage Acreage as of January 23, 2024 Murphy Acreage Pipeline Facility Battery Wells 5 0 Miles Active Rig

2024 Offshore Plan

Focusing on Executing Highly-Accretive Development Projects

2024 Offshore Capital Budget $370 MM

88 MBOEPD Forecast for FY 2024

$300 MM for Gulf of Mexico, ~79 MBOEPD

- 80% oil volumes
- Primarily for operated and non-operated subsea tiebacks
- Currently drilling non-op Lucius #11 well

$45 MM for Other Offshore Development

- $40 MM for Lac Da Vang field development in Vietnam
- $5 MM for Paon field development plan in Côte d'Ivoire

$25 MM for Offshore Canada, ~9 MBOEPD

- 100% oil volumes
- Primarily for non-op Hibernia development drilling
- Production ramping up from non-op Terra Nova field through 1Q 2024

Highly-Accretive Development and Tieback Projects

Field	Drilling	Completions	Online
Khaleesi	●		2Q 2024
Mormont	● ●		3-4Q 2024
Samurai	●		2025
Dalmatian	●		2025
Longclaw	✓		2026
St. Malo (non-op)	✓	✓	1Q 2024
Lucius (non-op)	● ● ●		1H 2024-2025

● Planned well ✓ Drilling in progress ✓ Drilled well

Offshore Canada Development Projects

Field	Activity	Online
Hibernia (non-op)	5 development wells	2024

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20 www.murphyoilcorp.com NYSE: MUR 20 2024 Offshore Workover Projects Execution Update Well Workover Projects • Operated Marmalard #1 and #2 zone changes completed in 1Q 2024 • $8 MM net workover expense • Operated Neidermeyer #1 well workover in progress, online 2Q 2024 • $31 MM net workover expense • Operated Dalmatian #2 subsurface safety value repair scheduled for mid - 2024 • $29 MM net workover expense • Non - op Kodiak #3 well workover scheduled for mid - 2024 • $13 MM net workover expense Operated Workovers and Projects Field Location Project Online Net Production Marmalard Mississippi Canyon 255 Zone changes 1Q 2024 ~1.5 MBOEPD Mormont Mississippi Canyon 478 Subsea equipment repair 1Q 2024 ~5 MBOEPD Neidermeyer Mississippi Canyon 208 Workover 2Q 2024 ~4.0 MBOEPD Dalmatian DeSoto Canyon 4 Subsurface safety valve repair Mid - 2024 ~1.5 MBOEPD Non - Operated Workovers and Projects Field Location Project Online Net Production Kodiak Mississippi Canyon 727 Stimulation / zone addition Mid - 2024 ~1.0 MBOEPD incremental

21 www.murphyoilcorp.com NYSE: MUR 21 Lac Da Vang Field Development Project Cuu Long Basin, Vietnam Lac Da Vang Field Development Overview • Murphy 40% (Op), PetroVietnam Exploration Production 35%, SK Earthon 25% • 100 MMBOE estimated gross recoverable resource • 13 MMBOE of preliminary net proved reserves added at year - end 2023 • Estimated 10 – 15 MBOEPD net peak production • Progressing award of major contracts • Targeting first oil in FY 2026, development through FY 2029 • $40 MM capital plan for FY 2024 Cuu Long Basin Acreage as of January 23, 2024 Reserves are based on preliminary SEC year - end 2023 audited proved reserves Murphy WI Block Murphy Inventory Discovered Field Field Development Project Planned Well BLOCK 15 - 02/17 15 - 2 15 - 2 16 - 1 15 - 1 09 - 2 - 10 BLOCK 15 - 01/05 SU TU VANG LAC DA VANG TE GIAC TRANG RANG DONG JVPC PHUONG DONG HAI SU DEN HAI SU TRANG LAC DA HONG HAI SU HONG HAI SU BAC HAI SU VANG LAC DA TRANG DISCOVERY SU TU TRANG LAC DA TRANG WEST LAC DA TRANG NORTH WEST 15 km

22 www.murphyoilcorp.com NYSE: MUR 22 MURPHY EXPLORATION

2024 Exploration Plan

$120 MM 2024 Total Exploration Capital Budget

- Targeting ~120 MMBOE net mean unrisked resources with FY 2024 program
- Drilling 2 Gulf of Mexico and 2 Vietnam wells

Gulf of Mexico Exploration Plan

- Prospects near existing infrastructure
- Ocotillo (Mississippi Canyon 40)
  - Oxy 33% (Op), Murphy 33%, Chevron 33%
  - Targeting spud 2Q 2024
- Orange (Mississippi Canyon 216)
  - Oxy 50% (Op), Murphy 50%
  - Targeting spud 2Q 2024

Gulf of Mexico Assets


Ocotillo
Eden Park
Orange
Dalmatian S.
Silver Dollar
Silver Dollar West
Delta House
Nearly Headless Nick
Powerball
Medusa
Calliope
Front Runner
Ninja
Liberty
Gulliver
Kodiak
Whydah / Leibniz / Guadalupe
Rushmore
King's Quay
Longclaw
Cascade
St. Malo
Chinook
Lucius
Planned Well
Discovery
Key Exploration Project
Murphy WI Block
Offshore Platform
FPSO
Dec 2023 Lease Sale Blocks

Acreage as of January 23, 2024

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24 www.murphyoilcorp.com NYSE: MUR 24 Exploration Update Cuu Long Basin, Vietnam Asset Overview • Murphy 40% (Op), PetroVietnam Exploration Production 35%, SK Earthon 25% Block 15 - 1/05 • Advancing plans for Lac Da Hong exploration well • Targeting spud 4Q 2024 • Mean to upward gross resource potential • 65 MMBOE – 135 MMBOE Block 15 - 2/17 • Advancing plans for Hai Su Vang exploration well • Targeting spud 3Q 2024 • Mean to upward gross resource potential • 170 MMBOE – 430 MMBOE Cuu Long Basin Acreage as of January 23, 2024 Murphy WI Block Murphy Inventory Discovered Field Planned Well BLOCK 15 - 02/17 15 - 2 15 - 2 16 - 1 15 - 1 09 - 2 - 10 BLOCK 15 - 01/05 SU TU VANG LAC DA VANG TE GIAC TRANG RANG DONG JVPC PHUONG DONG HAI SU DEN HAI SU TRANG LAC DA HONG HAI SU HONG HAI SU BAC HAI SU VANG LAC DA TRANG DISCOVERY SU TU TRANG LAC DA TRANG WEST LAC DA TRANG NORTH WEST 15 km

25 www.murphyoilcorp.com NYSE: MUR 25 Acreage as of January 23, 2024 1 Société Nationale d’Opérations Pétrolières de la Côte d’Ivoire Development and Exploration Update Tano Basin, Côte d’Ivoire Asset Overview • ~1.5 MM gross acres, equivalent to 256 Gulf of Mexico blocks • Initiated seismic reprocessing • Adjacent to oil discoveries, including Baleine • Identified diverse opportunity set across various exploration play types Blocks CI - 102, CI - 502, CI - 531 and CI - 709 • Murphy 90% (Op), PETROCI 1 10% Block CI - 103 • Murphy 85% (Op), PETROCI 1 15% Includes Undeveloped Paon Discovery • Commitment to submit field development plan by YE 2025 • Reviewing commerciality and field development concepts Tano Basin Murphy WI Block Other Block Discovery Discovered Field CÔTE D’IVOIRE GHANA CI - 102 CI - 531 CI - 103 CI - 709 CI - 502 Paon Baleine Pecan TEN Jubilee 50 0 kilometers Sankofa

26 www.murphyoilcorp.com NYSE: MUR 26 LOOKING AHEAD

27 www.murphyoilcorp.com NYSE: MUR 27 North America Onshore Locations More Than 50 Years of Robust Inventory with Low Breakeven Rates Diversified, Low Breakeven Portfolio • Multi - basin portfolio provides optionality in all price environments • Focus on capital efficiency • Culture of continuous improvement leads to value - added shared learnings As of December 31, 2023 Note: Breakeven rates are based on estimated costs of a 4 - well pad program at a 10% rate of return. Tupper Montney inventory ass umes an annual 20 - well program. Eagle Ford Shale and Kaybob Duvernay combined inventory, and Eagle Ford Shale standalone inventory, assume an annual 30 - well program. Eagle Ford Shale and Kaybob Duvernay > 25 years of inventory < $50 / BBL ~ 55 years of total inventory > 15 years of Eagle Ford Shale inventory < $50 / BBL Tupper Montney ~ 50 years of inventory Eagle Ford Shale and Kaybob Duvernay – Oil Remaining Locations Tupper Montney – Natural Gas Remaining Locations 0 100 200 300 400 500 600 700 <$1.45 $1.45 - $1.55 $1.55 - $1.65 Breakeven Natural Gas Price (US$ / MCF) 0 100 200 300 400 500 < $45 $45-$50 $50-$60 > $60 Break Even Oil Price (US$/BBL WTI) Eagle Ford Shale Kaybob Duvernay

28 www.murphyoilcorp.com NYSE: MUR 28 Offshore Development Opportunities Multi - Year Inventory of High - Return Projects Diversified, Low Breakeven Opportunities in Offshore Portfolio • Multi - year inventory of identified offshore projects in current portfolio • Maintaining annual offshore production of 90 – 100 MBOEPD with average annual CAPEX of ~$380 MM from FY 2024 – FY 2028 • Projects include • 37 projects – 209 MMBOE of total resources with < $35 / BBL WTI breakeven • 8 projects – 20 MMBOE of total resources with $35 to $50 / BBL WTI breakeven 0 5 10 15 20 25 30 35 40 < $35 $35 - $40 $40 - $45 $45 - $50 > $50 Breakeven Oil Price ($ / BBL WTI) Identified Offshore Project Portfolio Percent MMBOE by Area Identified Offshore Project Portfolio Number of Projects As of December 31, 2023 Note: Breakeven rates are based on current estimated costs at a 10% rate of return Gulf of Mexico SE Asia Offshore Canada 77% 13% 10%

Disciplined Strategy Leads to Long-Term Value With Current Assets

DELEVER

EXECUTE

EXPLORE

RETURN

NEAR-TERM

- Reducing debt by $300 MM to reach $1.0 BN debt target in 2024[1] with no debt maturities until Dec 2027
- Reinvesting ~50% of operating cash flow[1] to maintain average 53% oil-weighting near-term to enhance oil production long-term
- Delivering average production of ~195 MBOEPD with CAGR of 5%
- Maintaining offshore production average of ~95 MBOEPD
- Spending annual average CAPEX of ~$1.1 BN
- Targeting enhanced payouts to shareholders through dividend increases and share buybacks while delevering
- Targeting first oil in Vietnam in 2026
- Drilling high-impact exploration wells in Gulf of Mexico, Vietnam and Côte d'Ivoire and conducting additional geophysical studies

2024 | 2025 | 2026

LONG-TERM

- Realizing average annual production of 210-220 MBOEPD with > 50% average oil weighting
- Reinvesting ~45% of operating cash flow[1]
- Allocating capital to high-returning investment opportunities for further growth in 2028+
- Exploration portfolio provides upside to plan
- Ample free cash flow funds further debt reductions, continuing cash returns to shareholders and accretive investments
- Achieving metrics that are consistent with an investment grade rating

2027 | 2028

1 Assumes $75 WTI oil price, $3.50 HH natural gas price in FY 2024 and no exploration success

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30 www.murphyoilcorp.com NYSE: MUR 30 Consistent Focus for Future Success DELEVER EXECUTE EXPLORE RETURN • Enduring focus on stakeholder protection and further emission improvements • Continuing focus on shareholder returns • Increasing quarterly dividend • Enhancing balance sheet for financial resilience • Maintaining large inventory of multi - basin, oil - weighted assets • Expanding long - term exploration portfolio • Protected our employees and the environment • Achieved lowest carbon intensity on record • Executed capital allocation framework • Continued improving balance sheet with decade - low net debt • Increased proved reserves • Sanctioned development project in Vietnam with exploration upside • Entered new exploration area in Côte d’Ivoire 2024 and Beyond 2023

31 www.murphyoilcorp.com NYSE: MUR 31 INVESTOR UPDATE MARCH 2024

32 www.murphyoilcorp.com NYSE: MUR 32 Appendix 1 Glossary of Abbreviations 2 1 Q 2024 Guidance 3 Current Fixed Price Contracts 5 Acreage Maps 4 Supplemental Information

33 www.murphyoilcorp.com NYSE: MUR 33 AECO: Alberta Energy Company, the Canadian benchmark price for natural gas BBL: Barrels (equal to 42 US gallons) BCF: Billion cubic feet BCFE: Billion cubic feet equivalent BN: Billions BOE: Barrels of oil equivalent (1 barrel of oil or 6,000 cubic feet of natural gas) BOEPD: Barrels of oil equivalent per day BOPD: Barrels of oil per day CAGR: Compound annual growth rate D&C: Drilling and completions DD&A: Depreciation, depletion and amortization EBITDA: Income from continuing operations before taxes, depreciation, depletion and amortization, and net interest expense EBITDAX: Income from continuing operations before taxes, depreciation, depletion and amortization, net interest expense, and exploration expenses EFS: Eagle Ford Shale EUR: Estimated ultimate recovery F&D: Finding and development G&A: General and administrative expenses GOM: Gulf of Mexico IP: Initial production rate LOE: Lease operating expense MBO: Thousands barrels of oil MBOE: Thousands barrels of oil equivalent MBOEPD: Thousands of barrels of oil equivalent per day MBOPD: Thousands of barrels of oil per day MCF: Thousands of cubic feet MCFD: Thousands cubic feet per day MM: Millions MMBOE: Millions of barrels of oil equivalent MMCF: Millions of cubic feet MMCFD: Millions of cubic feet per day NGL: Natural gas liquids ROR: Rate of return R/P: Ratio of reserves to annual production TCF: Trillion cubic feet WI: Working interest WTI: West Texas Intermediate (a grade of crude oil) Glossary of Abbreviations

34 www.murphyoilcorp.com NYSE: MUR 34 1Q 2024 Guidance Producing Asset Oil (BOPD) NGLs (BOPD) Gas (MCFD) Total (BOEPD) US – Eagle Ford Shale 19,400 4,400 24,400 27,900 – Gulf of Mexico excluding NCI 1 59,500 4,700 56,500 73,600 Canada – Tupper Montney – – 327,100 54,500 – Kaybob Duvernay and Placid Montney 2,000 400 7,000 3,600 – Offshore 7,200 – – 7,200 Other 200 – – 200 1Q Production Volume (BOEPD) excl. NCI 1 163,000 – 171,000 1Q Exploration Expense ($MM) $24 Full Year 2024 CAPEX ($MM) excl. NCI 2 $920 – $1,020 Full Year 2024 Production Volume (BOEPD) excl. NCI 3 180,000 – 188,000 1 Excludes noncontrolling interest of MP GOM of 6,300 BOPD oil, 300 BOPD NGLs and 2,500 MCFD gas 2 Excludes noncontrolling interest of MP GOM of $22 MM 3 Excludes noncontrolling interest of MP GOM of 6,400 BOPD oil, 300 BOPD NGLs and 2,500 MCFD gas

35 www.murphyoilcorp.com NYSE: MUR 35 Current Fixed Price Contracts – Natural Gas Tupper Montney, Canada Commodity Type Volumes (MMCF/D) Price (MCF) Start Date End Date Natural Gas Fixed Price Forward Sales at AECO 162 C$2.39 1/1/2024 12/31/2024 Natural Gas Fixed Price Forward Sales at AECO 25 US$1.98 1/1/2024 10/31/2024 Natural Gas Fixed Price Forward Sales at AECO 15 US$1.98 11/1/2024 12/31/2024 As of January 23, 2024 Note: These contracts are for physical delivery of natural gas volumes at a fixed price, with no mark - to - market income adjustmen t

36 www.murphyoilcorp.com NYSE: MUR 36 Financial Results Strengthening Balance Sheet Solid Foundation to Withstand Commodity Price Cycles • $1.1 BN of liquidity on Dec 31, 2023 • Includes $800 MM senior unsecured credit facility due Nov 2027 with no borrowings as of Dec 31, 2023 • Achieved FY 2023 debt reduction goal of ~$500 MM through senior notes redemption and partial tender • ~64% decrease in net debt since YE 2016 • Reduced annual long - term debt interest expense $84 MM since year - end 2020 Long - Term Debt Profile 1 • Total senior notes outstanding: $1.3 BN • Weighted avg fixed coupon: 6.2% • Weighted avg maturity: 8.1 years • Next maturity Dec 2027 Total Debt Outstanding 1 $MM $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 YE 2020 YE 2021 YE 2022 YE 2023 YE 2024E 1 As of December 31, 2023 Debt Maturity Profile 1 $MM $0 $250 $500 $750 $1,000 $1,250 $1,500 Drawn RCF Undrawn RCF

37 www.murphyoilcorp.com NYSE: MUR 37 22% 24% 54% 2023 Proved Reserves Maintaining Proved Reserves and Reserve Life • Total proved reserves 724 MMBOE at YE 2023 vs 697 MMBOE at YE 2022 • Achieved 139% total reserve replacement • Added ~13 MMBOE of proved reserves for Lac Da Vang field in Vietnam • Maintained proved reserves from FY 2020 – FY 2023 with average annual CAPEX of ~$1.07 BN, excluding NCI and including acquisitions • 57% proved developed reserves with 41% liquids - weighting • Proved reserve life ~11 years Note: Production volumes, sales volumes, reserves and financial amounts exclude noncontrolling interest, unless otherwise sta ted Reserves are based on SEC year - end 2023 audited proved reserves and exclude noncontrolling interest 36% 5% 59% 724 MMBOE 41 % Liquids - Weighted 2023E Proved Reserves By Area US Onshore Offshore Canada Onshore 57% 58% 60% 57% 0 100 200 300 400 500 600 700 800 YE 2020 YE 2021 YE 2022 YE 2023 Proved Developed Proved Undeveloped Proved Reserves MMBOE 2023E Proved Reserves By Product Oil NGL Natural Gas

38 www.murphyoilcorp.com NYSE: MUR 38 North America Onshore Well Locations Area Net Acres Reservoir Inter - Well Spacing (ft) Gross Remaining Locations Karnes 10,155 Lower EFS 300 91 Upper EFS 850 150 Austin Chalk 1,100 104 Tilden 61,611 Lower EFS 600 202 Upper EFS 1,200 51 Austin Chalk 1,200 86 Catarina 47,733 Lower EFS 560 190 Upper EFS 1,280 189 Austin Chalk 1,600 97 Total 119,549 1,160 Area Net Acres Inter - Well Spacing (ft) Gross Remaining Locations Two Creeks 28,064 984 120 Kaybob East 32,825 984 152 Kaybob West 26,192 984 103 Kaybob North 23,604 984 113 Total 110,685 488 Kaybob Duvernay Well Locations Eagle Ford Shale Operated Well Locations As of December 31, 2023 Area Net Acres Inter - Well Spacing (ft) Gross Remaining Locations Tupper Montney 118,235 984 - 1,323 976 Tupper Montney Well Locations

39 www.murphyoilcorp.com NYSE: MUR 39 Eagle Ford Shale Peer Acreage Acreage as of January 23, 2024

40 www.murphyoilcorp.com NYSE: MUR 40 Kaybob Duvernay Peer Acreage 6 Miles Paramount Chevron Murphy Kiwetinohk Cenovus Crescent Point Whitecap Other Leased Open Crown Facility Battery PCC GMT Hitic Halo Acreage as of January 23, 2024 Cygnet Duvernay Energy

41 www.murphyoilcorp.com NYSE: MUR 41 Tupper Montney Peer Acreage ARC Montney Shell Montney Advantage Montney Other Competitors Open Crown Tourmaline Montney Ovintiv Montney Birchcliff Montney TCPL Pipeline Murphy Facility Battery Murphy Pipeline 0 10 Miles Acreage as of January 23, 2024

42 www.murphyoilcorp.com NYSE: MUR 42 Gulf of Mexico Murphy Blocks Gulf of Mexico Assets Offshore Platform FPSO Murphy WI Block Planned Well Discovery Key Exploration Project Dec 2023 Lease Sale Blocks Lucius St. Malo Chinook Cascade Powerball Ninja Front Runner King’s Quay Rushmore Guilder Kodiak Whydah / Leibniz / Guadalupe Silver Dollar Silver Dollar West Medusa Nearly Headless Nick Calliope Eden Park Dalmatian S. Delta House Liberty Longclaw Acreage as of January 23, 2024 1 Excluding noncontrolling interest 2 Anadarko is a wholly - owned subsidiary of Occidental Petroleum Ocotillo Orange PRODUCING ASSETS Asset Operator Murphy WI 1 Calliope Murphy 29% Cascade Murphy 80% Chinook Murphy 86% Clipper Murphy 80% Dalmatian Murphy 56% Front Runner Murphy 50% Habanero Shell 27% Khaleesi Murphy 34% Kodiak Kosmos 59% Lucius Anadarko 2 16% Marmalard Murphy 24% Marmalard East Murphy 65% Medusa Murphy 48% Mormont Murphy 34% Nearly Headless Nick Murphy 27% Neidermeyer Murphy 53% Powerball Murphy 75% Samurai Murphy 50% Son of Bluto II Murphy 27% St. Malo Chevron 20% Tahoe W&T 24%

43 www.murphyoilcorp.com NYSE: MUR 43 Exploration Update Sergipe - Alagoas Basin, Brazil Asset Overview • ExxonMobil 50% (Op), Enauta Energia S.A. 30%, Murphy 20% • Hold WI in 9 blocks, spanning >1.6 MM gross acres • >2.8 BN BOE discovered in basin • >1.2 BN BOE in deepwater since 2007 • Evaluating next steps with partners Sergipe - Alagoas Basin All blocks begin with SEAL - M 0 50 Kilometers 351 428 430 503 505 501 575 573 637 Murphy WI Block Other Block Discovered Field BRAZIL Acreage as of January 23, 2024

Exploration Update
Potiguar Basin, Brazil

Asset Overview

- Murphy 100% (Op)
- Hold WI in 3 blocks, spanning ~775 M gross acres
- Proven oil basin in proximity to Pitu oil discovery

Extending the Play Into the Deepwater

- >2.1 BBOE discovered in basin
  - Onshore and shelf
  - Pitu was first step-out into deepwater
- Monitoring nearby key industry wells

Potiguar Basin


Murphy WI Block
Other Block
Discovered Field
Kilometers
0
50
Petrobras
Petrobras
Petrobras
POT-M-857
Petrobras/ Shell
POT-M-863
POT-M-865
Pitu
Shell
Petrobras/ Shell
BRAZIL

Acreage as of January 23, 2024

MURPHY OIL CORPORATION
www.murphyoilcorp.com
NYSE: MUR
44

45 www.murphyoilcorp.com NYSE: MUR 45 INVESTOR UPDATE MARCH 2024